UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): August 23, 2019

CASI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20713	58-1959440
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

9620 Medical Center Drive, Suite 300

Rockville, Maryland 20850

(Address of principal executive offices) (Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CASI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Items.

Registration statements filed by CASI Pharmaceuticals, Inc. under the Securities Act of 1933, as amended, and any prospectuses of prospectus supplements thereto include specific risk factors. In addition to those risk factors, we incorporate by reference the risks discussed under the section captioned “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K, as well as any updates to those risk factors or new risk factors contained in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. We are filing this Current Report on Form 8-K to update and restate the Risk Factors in those previously filed SEC reports. The updated and restated risk factors are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to the outlook or expectations for future financial or business performance, strategies, expectations and goals. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and no duty to update forward-looking statements is assumed. Actual results could differ materially from those currently anticipated due to a number of factors, including: the difficulty of executing our business strategy in China; our lack of experience in manufacturing products and uncertainty about our resources and capabilities to do so on a clinical or commercial scale; risks relating to the commercialization, if any, of our products and proposed products (such as marketing, safety, regulatory, patent, product liability, supply, competition and other risks); our inability to predict when or if our product candidates will be approved for marketing by the FDA, NMPA, or other regulatory authorities; our inability to enter into strategic partnerships for the development, commercialization, manufacturing and distribution of our proposed product candidates or future candidates; the volatility in the market price of our common stock; risks relating to the need for additional capital and the uncertainty of securing additional funding on favorable terms; risks associated with CID-103, CNCT19, and our product candidates; risks associated with CID-103, CNCT19, and our other early-stage products under development; risks that result in preclinical and early clinical models are not necessarily indicative of later clinical results; uncertainties relating to preclinical and clinical trials, including delays to the commencement of such trials; our ability to protect our intellectual property rights; the lack of success in the clinical development of any of our products; and our dependence on third parties. Such factors, among others, could have a material adverse effect upon our business, results of operations and financial condition. We caution readers not to place undue reliance on any forward-looking statements, which only speak as of the date made. Additional information about the factors and risks that could affect our business, financial condition and results of operations, are contained in our filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

99.1	Updated and Restated Risk Factors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI Pharmaceuticals, Inc. (Registrant)

By:	/s/ Cynthia W. Hu
Cynthia W. Hu
COO, General Counsel & Secretary

Date: August 23, 2019

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